Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant [ X ]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                    Security of Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                    Security of Pennsylvania Financial Corp.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ X ] No fee required.
[   ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:
                              N/A
--------------------------------------------------------------------------------
(2)      Aggregate number of securities to which transactions applies:
                              N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
--------------------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:
                              N/A
--------------------------------------------------------------------------------
[   ]    Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
                             N/A
--------------------------------------------------------------------------------
(2)       Form, schedule or registration statement no.:
                             N/A
--------------------------------------------------------------------------------
(3)      Filing party:
                             N/A
--------------------------------------------------------------------------------
(4)      Date filed:
                             N/A
--------------------------------------------------------------------------------

                    Security of Pennsylvania Financial Corp.
                              31 West Broad Street
                          Hazleton, Pennsylvania 18201
                                 (570) 454-0824


                                                              September 17, 1999

Fellow Stockholders:

         You are cordially invited to attend the 1999 annual meeting of stockholders (the "Annual Meeting") of Security of Pennsylvania Financial Corp. (the "Company"), the holding company for Security Savings Association of Hazleton (the "Association"), Hazleton, Pennsylvania, which will be held on October 25, 1999 at 3:00 p.m., Eastern Time, at the Association's main office, 31 West Broad Street, Hazleton, Pennsylvania.

         The attached Notice of the Annual Meeting and Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and Officers of the Company as well as a representative of Parente, Randolph, Orlando, Carey & Associates, the Company's independent accountants, will be present at the Annual Meeting to respond to questions that you may have regarding our business.

         The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees as directors specified under Proposal 1, "FOR" approval of the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan as specified under Proposal 2, and "FOR" the ratification of the Company's independent accountants as specified under Proposal 3.

         Please  sign  and  return  the  enclosed  proxy  card  promptly.   Your
cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

         On behalf of the Board of Directors and all of the employees of the Company and the Association, I thank you for your continued interest and support.

                               Sincerely yours,

                               /s/Richard C. Laubach

                               Richard C. Laubach
                               President and Chief Executive Officer

                    Security of Pennsylvania Financial Corp.
                              31 West Broad Street
                          Hazleton, Pennsylvania 18201

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 25, 1999

                       ----------------------------------


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Security of Pennsylvania Financial Corp. (the "Company"), the holding company for Security Savings Association of Hazleton, will be held on October 25, 1999 at 3:00 p.m., Eastern Time, at the Association's main office, 31 West Broad Street, Hazleton, Pennsylvania.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1.       The election of two directors to a three-year term of office;

         2. The approval of the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan;

         3. The ratification of the appointment of Parente, Randolph, Orlando, Carey & Associates as independent accountants of the Company for the fiscal year ending June 30, 2000; and

         4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established August 31, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on the record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the proposals presented at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at Security of Pennsylvania Financial Corp., 31 West Broad Street, Hazleton, Pennsylvania 18201, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting.

                                             By Order of the Board of Directors

                                             /s/Nancy Latoff

                                             Nancy Latoff
                                             Corporate Secretary

Hazleton, Pennsylvania
September 17, 1999

                    SECURITY OF PENNSYLVANIA FINANCIAL CORP.

                             -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 1999

                             -----------------------


Solicitation and Voting of Proxies

         This Proxy Statement is being furnished to stockholders of Security of Pennsylvania Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors ("the Board of Directors" or the "Board") of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on October 25, 1999, at 3:00 p.m., Eastern Time, at the main office of Security Savings Association of Hazleton, 31 West Broad Street, Hazleton, Pennsylvania, and at any adjournments thereof. The 1999 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended June 30, 1999, accompanies this Proxy Statement, which is first being mailed to stockholders on or about September 17, 1999.

         Regardless of the number of shares of common stock owned, it is important that all stockholders be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director named in this Proxy Statement, "FOR" the approval of the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan (the "Incentive Plan"), and "FOR" the ratification of Parente, Randolph, Orlando, Carey & Associates as independent accountants of the Company for the fiscal year ending June 30, 2000.

         Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Security Savings Association of Hazleton (the "Association"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

Voting Securities

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting.

         The close of business on August 31, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,587,000 shares.

         As provided in the Company's Certificate of Incorporation, stockholders who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares (the "Limit") are not entitled to any vote in respect of the shares beneficially owned in excess of the Limit, and shares held in excess of the Limit are not treated as outstanding for voting purposes. The Company's Certificate of Incorporation authorizes the Board of Directors: (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert; and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of record of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal 1), you may vote "FOR" the election of the nominees proposed by the Board, or "WITHHOLD" authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld will have no effect on the outcome of the election.

         As to the proposed approval of the Incentive Plan (Proposal 2) and as to the ratification of Parente, Randolph, Orlando, Carey & Associates as independent accountants of the Company (Proposal 3) and all other matters that may properly come before the Annual Meeting, you may vote (i) "FOR" the item,
(ii) "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item.

         An affirmative vote of the holders of a majority of the votes cast at the Annual Meeting on Proposal 2 and Proposal 3 is required for approval of each such Proposal. Shares underlying broker non-votes, shares in excess of the Limit and abstentions will not be counted as votes cast and will have no effect on the vote.

         Proxies solicited by the Proxy Statement are to be returned to the Company's transfer agent, Registrar and Transfer Company. The Board of Directors has designated Registrar and Transfer to act as the inspector of election and tabulate the votes at the Annual Meeting. Registrar and Transfer is not otherwise employed by or affiliated with the Company. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company.

Security Ownership of Certain Beneficial Owners

         The following table sets forth information as to those persons disclosed in certain reports filed by such persons with the Securities and Exchange Commission (the "SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934 ("Exchange Act") or believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date. The Company is not aware of any other person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                          Name and Address                               Number            Percent
Title of Class                            of Beneficial Owner                           of Shares         of Class
--------------                            ----------------------                       -----------        ---------
Common Stock                              Security Savings Association of              126,960(1)           8.0 %
                                          Hazleton Employee Stock Ownership
                                          Plan and Trust (the "ESOP")
                                          31 West Broad Street
                                          Hazleton, Pennsylvania 18201

-----------------------------

(1) Shares of Common Stock were acquired by the ESOP in the Association's Conversion. First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP (the "ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. As of the Record Date, 896 shares had been allocated under the ESOP. Under the ESOP, unallocated shares and allocated shares as to which voting instructions are not given by participants are to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


Interest of Certain Persons in Matters to be Acted Upon

         While no specific determinations have been made, it is anticipated that, assuming stockholder approval, once the Incentive Plan is implemented in December 1999, the Company will grant directors, officers and employees of the Association and the Company, stock options and awards in the form of shares of Common Stock under the Incentive Plan being presented for approval in Proposal 2.

                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
                        PROPOSAL 1. ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of eight (8) directors and is divided into three classes. Each of the eight members of the Board of Directors also presently serves as a director of the Association. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The two nominees proposed for election at the Annual Meeting are Richard C. Laubach and John J. Raynock. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

           Unless authority to vote for the directors is withheld, the shares represented by the enclosed proxy card, if it is signed and returned, will be voted "FOR" the election of all nominees proposed by the Board of Directors. If any nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for such other persons as may be designated by the present Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and
Certain Executive Officers

         The following table sets forth, as of the Record Date, the names of nominees and continuing directors, their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Association and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                      Amount and
                                                                    Expiration        Nature of        Ownership
      Name and Principal Occupation at                  Director    of Term as        Beneficial      as a Percent
      Present and for Past Five Years           Age     Since(1)     Director        Ownership(2)       of Class
--------------------------------------------   ------  ----------  -------------  ------------------ --------------
NOMINEES

Richard C. Laubach                               61       1989         2002            5,000              *
    President and Chief Executive Officer
    of the Company and the Association.

John J. Raynock                                  68       1987         2002            5,000              *
    Secretary and treasurer of E & R
    Plumbing and Heating Inc.

CONTINUING DIRECTORS

Frederick L. Barletta                            65       1983         2000           15,000              *
    Former President and Chief Executive
    Officer of the Pines Golf Course and
    Restaurant in Edgewood, Pennsylvania.

Peter B. Deisroth                                61       1980         2000            2,150              *
    Manager of Advanced Mailing Service,
    a mail fulfillment house, Partner of
    Peton Fashions, a retail clothing store,
    sole proprietor of Dizzy's Pizza
    and Treasurer of the Board of Directors
    of the Association.

George J. Hayden                                 62       1984         2000           15,000              *
    President of George J. Hayden, Inc., an
    electrical contracting firm and President
    of several fast food restaurants.

Joseph E. Lundy                                  76       1964         2001            3,000              *
    Employed in the insurance industry for
    over 45 years until his retirement in
    1991.

Vincent L. Marusak                               76       1972         2001           15,000              *
    Chairman of the Board of the Association.
    Former executive at Lehigh Gas and
    Oil Company and former partner at
    Lehigh Supply.

Anthony P. Sidari                                68       1964         2001            5,000              *
    Attorney and solicitor of the
    Association.

All directors and executive officers as a
group (11 persons)..........................     --        --           --            66,371          4.18%

-------------------------------

*     Does not exceed 1.0% of the Company's Common Stock.

(1) Includes years of service as a director of the Association. All Directors of the Company were appointed in 1998, the year of its incorporation.

(2) Each person effectively exercises sole (or shares with spouse or other immediate family members) voting or dispositive power as to shares reported.

Meetings and Committees of the Board of Directors

         During the fiscal year ended June 30, 1999, the Board of Directors of the Company, which was formed on August 20, 1998, held 6 meetings, and the Board of Directors of the Association held 26 meetings. No directors attended less than 75% of the total meetings of the Board of Directors and committees on which such directors served during the fiscal year ended June 30, 1999. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         Audit Committee. The Audit Committee, consisting of Messrs. Deisroth, Hayden and Lundy, reviews audit reports and management's actions regarding the implementation of audit findings. It also reviews compliance with all relevant laws and regulations. Due to the timing of the Conversion, the Audit Committee did not meet during the 1999 fiscal year.

         Compensation Committee. The Compensation Committee, consisting of Messrs. Barletta, Hayden, Lundy, Marusak and Sidari, is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Association. The Compensation Committee meets on an as needed basis and did not meet during the 1999 fiscal year.

         Nominating Committee. The Nominating Committee, consisting of Messrs. Barletta, Deisroth and Raynock, recommends nominees for election to the Board of Directors and reviews any nominations for election to the Board of Directors made by a stockholder of the corporation. The Nominating Committee met 1 time during the 1999 fiscal year.

Directors' Compensation

         Directors' Fees. All directors receive $400 for each Board meeting attended and for a maximum of three unattended meetings. All outside directors of the Association also receive $250 for each committee meeting attended. In addition, the treasurer of the Board of Directors receives a $3,000 annual retainer. The Association also provides life insurance for all of the directors. The Association pays $572 annually for a $90,000 policy for Mr. Laubach, $318 annually for $50,000 policies for Messrs. Deisroth and Hayden, $206 annually for $32,500 policies for Messrs. Barletta, Raynock and Sidari, and $130 annually for a $13,750 policy for Messrs. Lundy and Marusak. All Directors of the Company are paid an annual retainer of $4,000.

         Director Emeritus. The Association has one Director Emeritus, who is compensated for each meeting attended, at the same rate of compensation as the Directors, but may not vote at any meeting of the Board of Directors or be counted in determining a quorum.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the years ended June 30, 1999 and 1998 to Mr. Laubach. No other executive officer of the Company received salary and bonus in excess of $100,000 for the year ended June 30, 1999 and 1998.

                                                                     Annual Compensation
                                                           ---------------------------------------
                                                                                        Other
                                                                                       Annual          All Other
Name and                                                     Salary      Bonus      Compensation     Compensation
Principal Positions                              Year(1)     ($)(2)       ($)          ($)(3)             ($)
-------------------                             ---------  ----------  ----------  ---------------  ---------------

Richard C. Laubach............................    1999       $130,250    $12,000          --              $--
  President and Chief Executive Officer           1998        123,400     10,000          --               --

----------------------
(1) Compensation information for the year ended June 30, 1997 has been omitted as neither the Company, nor its predecessor, the Association, was a public company.

(2)  Includes directors' fees.

(3) For fiscal years 1999 and 1998, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or
     (e) preferential discounts on stock. For fiscal years 1999 and 1998, the Company had no restricted stock or stock related plans in existence.


Employment Agreements

         Effective December 30, 1998, the Association and the Company each have entered into an employment agreement with Mr. Laubach. These employment agreements are coordinated so that Mr. Laubach is only paid once for the same service. The employment agreements are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base. The continued success of the Association and the Company depends to a significant degree on the skills and competence of Mr. Laubach.

         The  employment  agreements  each  provide for a three-year  term.  The
Association employment agreement provides that, commencing on the first anniversary date of the agreement and continuing each anniversary date thereafter, the Board of Directors of the Association may extend the agreement for an additional year so that the remaining term shall be three years unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of Mr. Laubach. The term of the Company employment agreement is extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The Association and the Company employment agreements provide for an annual review of base salary. The current base salary for the employment agreements for Mr. Laubach is $125,000. Mr. Laubach is also entitled to Directors' fees. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing certain fringe benefits available to similarly situated executive personnel. The employment agreements provide for termination by the Association or the Company for cause (as described in the agreements) at any time. In the event the Association or the Company chooses to terminate employment for reasons other than for cause, or in the event of Mr. Laubach's resignation from the Association or the Company upon: (i) the failure to re-elect him to his current office, (ii) a material change in his functions, duties or responsibilities, (iii) a relocation of his principal place of employment by more than 25 miles, (iv) liquidation or dissolution of the Association or the Company, or (v) a breach of the employment agreements by the Association or the Company; Mr. Laubach or, in the event of death, his beneficiary, would be entitled to receive an amount generally equal to the remaining base salary and bonus payments that would have been paid to him during the remaining term of the employment agreements. In addition, Mr. Laubach would receive a payment attributable to the contributions that would have been made on his behalf to any employee benefit plans of the Association or the Company during the remaining term of the employment agreements. The Association and the Company would also continue to pay for Mr. Laubach's life, health and disability coverage for the remaining term of the employment agreements. The employment agreements restrict Mr. Laubach's right to compete against the Company and the Association for a period of one year from the date of the agreements if he voluntarily terminates employment, except in the event of a change in control.

         Under the employment agreements, if involuntary termination or, under certain circumstances, voluntary termination, follows a change in control of the Association or the Company, Mr. Laubach or, in the event of his death, his beneficiary, would be entitled to a severance payment and/or liquidated damages payment generally equal to the greater of: (i) the payments due for the remaining terms of the agreement, including the value of certain stock-based incentives previously awarded, or (ii) three times the average of the five preceding taxable years' annual compensation. The Association and the Company would also continue Mr. Laubach's life, health, and disability coverage for thirty-six months from the date of termination. Notwithstanding that both employment agreements provide for a severance payment in the event of a change in control, Mr. Laubach would only be entitled to receive a severance payment under one agreement. The total amount due to Mr. Laubach assuming a termination of his employment following a change in control that occurred on June 30, 1999, based solely on the base salary paid to Mr. Laubach and excluding any benefits under any employee benefit plan which may be payable, would have been approximately $370,620.

         The Company guarantees payments under the Association employment agreement in the event that payments or benefits are not paid by the Association. The Company makes payments under the Company employment agreement. The Association or the Company shall pay all reasonable costs and legal fees paid or incurred by Mr. Laubach pursuant to any dispute or question of interpretation relating to the employment agreements if Mr. Laubach is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Association and Company shall indemnify Mr. Laubach to the fullest extent allowable under applicable federal, Pennsylvania and Delaware law, as the case may be.

         Supplemental Executive Retirement Plan. The Association maintains a non-qualified deferred compensation arrangement known as a "Supplemental Executive Retirement Plan" (the "SERP") for Mr. Laubach. The SERP is intended to provide him benefits to the extent that they cannot be provided under the Pension Plan and/or the ESOP as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the Pension Plan and/or the ESOP but for such limitations. Mr. Laubach received no SERP benefit for the fiscal year ended June 30, 1999. The SERP is intended to make up ESOP benefits that Mr. Laubach might lose upon his retirement, upon the termination of his employment in connection with a change in control, or when his participation in the ESOP ends due to termination of the ESOP in connection with a change in control (regardless of whether he terminates employment) prior to the complete scheduled repayment of the ESOP loan. Generally, upon his retirement or upon a change in control of the Association or the Company prior to complete repayment of the ESOP Loan, the SERP will provide a benefit equal to what Mr. Laubach would have received under the ESOP had he remained employed throughout the term of the ESOP or had the ESOP not been terminated prior to the scheduled repayment of the ESOP loan less the benefits actually provided under the ESOP. Mr. Laubach's benefits under the SERP will generally become payable upon his retirement (in accordance with the standard retirement policies of the Association), upon the change in control of the Association or the Company or as determined under the applicable tax-qualified retirement plans sponsored by the Association.

         The Association may establish a grantor trust in connection with the SERP to satisfy the obligations of the Association with respect to the SERP. The assets of the grantor trust would remain subject to the claims of the Association's general creditors in the event of the Association's insolvency until paid to the individual pursuant to the terms of the SERP.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of the Company's executive officers and directors has complied with applicable reporting requirements for transactions in the Company's common stock during the fiscal year ended June 30, 1999.

Transactions With Certain Related Persons

         The Association offers officers and full-time employees, who satisfy general underwriting standards, loans with interest rates up to 1% below the current interest rates in effect, the Insider Loan Rate ("ILR"); provided, however, that the ILR is not below the Association's cost of funds at the time of the approval of the loan. All ILR loans requested by officers are approved by the Board of Directors. The ILR normally ceases upon termination of employment. Upon termination of the ILR, the interest rate reverts to the contract rate in effect at the time of termination. All other terms and conditions contained in the original mortgage and note continue to remain in effect. Set forth below is certain information with respect to certain loans made on preferential terms by the Association to executive officers of the Association which in the aggregate exceeded $60,000 at any time since July 1, 1998. As of August 31, 1999, seven of the Association's directors and officers had loans with outstanding balances totalling approximately $332,000 in the aggregate.

         All other transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, are currently made on terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons and are approved by a majority of independent outside directors of the Company not having any interest in the transaction. All such loans are made by the Association in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present unfavorable features.

                                                                 Largest
                                                                 Amount
                                                               Outstanding   Balance    Interest
                                          Date      Maturity      Since       as of    Rate as of
                                           of         Date       July 1,     June 30,   June 30,        Type of
         Name            Position         Loan       of Loan      1998         1999       1999            Loan
---------------------- -------------    ---------  ----------- -----------  ---------- ---------   --------------------
Correale, Joseph       Vice President   03/16/99    03/16/09     $23,000     $22,886        6.5%   Home equity loan
Correale, Joseph       Vice President   04/10/96    04/10/16      73,000      68,086        6.0    First mortgage loan
Evans, Nicolene        Assistant VP     10/07/98    10/07/03      22,000      19,462        6.5    Auto loan
Evans, Nicolene        Assistant VP     10/10/97    10/10/07      15,000      10,504        6.4    Home equity loan
Evans, Nicolene        Assistant VP     06/07/93    06/07/03      45,000      18,709        6.7    Home equity loan
Evans, Nicolene        Assistant VP     03/01/88    03/01/05      32,000      12,837        8.7    Line of credit
Marchetti, David P.    Vice President   07/01/99    06/01/14      65,000      65,000        5.9    First mortgage loan
Marchetti, David P.    Vice President   06/18/99    06/18/06      21,000      21,000        6.5    Home equity loan
Marchetti, David P.    Vice President   09/23/97    09/02/99       2,883         678        7.4    Secured loan

      PROPOSAL 2. APPROVAL OF THE SECURITY OF PENNSYLVANIA FINANCIAL CORP.
                         1999 STOCK-BASED INCENTIVE PLAN

         The Board of Directors is presenting for stockholder approval the Incentive Plan, in the form attached to this proxy statement as Appendix A. The Incentive Plan provides that it shall become effective on December 31, 1999, subject to approval of the Incentive Plan by the Company's stockholders. The effective date of the Incentive Plan was established in order that its implementation would not be subject to Office of Thrift Supervision (the "OTS") regulations applicable for one year after a conversion to stock form governed by those regulations. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and directors of the Company and any of its affiliates, including the Association, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the Incentive Plan. For complete information, you should review the Incentive Plan in Appendix A.

General

         The Incentive Plan authorizes the granting of options to purchase shares of Common Stock and awards of restricted shares of Common Stock. Subject to certain adjustments to prevent dilution of awards to participants, the maximum number of shares of Common Stock reserved for awards under the Incentive Plan is 222,180 shares, consisting of 158,700 shares reserved for options and 63,480 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the Incentive Plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the Incentive Plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Association, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the Incentive Plan.

Types of Awards

         General. The Incentive Plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         Options. Subject to the terms of the Incentive Plan and applicable regulations, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee, at its discretion. See "-Alternate Option

Payments." The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the Incentive Plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, are eligible to receive non-statutory stock options.

         Unless otherwise determined by the Committee, upon termination of an option holder's services for any reason other than death, disability, retirement or termination for cause, all then exercisable options will remain exercisable for a period of time following termination (three months in the case of termination from service in general and one year in the cases of death, disability, retirement or termination following a change in control, as defined in the Incentive Plan) and all unexercisable options will be canceled. In the event of the death or disability of an option holder or upon the occurrence of a change in control, all unexercisable options held by the option holder will become fully exercisable and remain exercisable for up to one year thereafter. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. In the event of the retirement of an option holder, the Committee will, under certain circumstances set forth in the Incentive Plan, have the discretion to allow unexercisable options to continue to vest or become exercisable in accordance with their original terms.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of options to officers and employees of the Company and its subsidiaries.

         Restricted Stock Awards. Subject to the terms of the Incentive Plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied prior to vesting.

          When stock awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect to shares awarded in the form of restricted stock plus earnings minus any required tax withholding amounts. In addition, prior to vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless otherwise determined by the Committee, upon termination of the services of a recipient of a stock award for any reason other than death, disability, retirement or termination for cause, all the stock award recipient's rights in unvested restricted stock awards will be canceled. In the event of the death or disability of the holder of the stock award or upon the occurrence of a change in control, all unvested restricted stock awards held by such individual will become fully vested. In the event of termination for cause of a holder of a stock award, all unvested stock awards held by such individual will be canceled. In the event of retirement of the holder of a stock award, the Committee will, under certain circumstances set forth in the Incentive Plan and subject to applicable regulation, have the discretion to determine that all unvested restricted stock awards will continue to vest or be vested in accordance with the original terms of the grant.

Tax Treatment

         Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         Restricted Stock Awards. When shares of common stock, as restricted stock awards, are distributed upon vesting, the recipient recognizes ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant) and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Alternate Option Payments

         Subject to the terms of the Incentive Plan, the Committee has discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the award agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. Any shares of common stock tendered in payment of the exercise price of an option will be valued at the fair market value of the common stock on the date prior to the date of exercise.

Amendments

         Subject to certain restrictions contained in the Incentive Plan, the Board of Directors or the Committee may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

         In the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder; provided, however, that in the case of an extraordinary dividend, the Committee may be required to obtain OTS approval prior to any such adjustment. All awards under this Incentive Plan will be binding upon any successors or assigns of the Company.

Nontransferability

         Unless determined otherwise by the Committee, awards under the Incentive Plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the participant.

Effective Date of Plan

         The Incentive Plan provides that it shall become effective on December 31, 1999, subject to prior approval of the Incentive Plan by the Company's stockholders. Accordingly, assuming stockholder approval, the Incentive Plan will not be implemented and no awards will be made prior to December 31, 1999. As of the date of this proxy statement, no determination had been made regarding the granting of awards under the Incentive Plan. Following the Annual Meeting and prior to the effective date of the Plan, the Committee will consider the grants to be made. However, under the Incentive Plan, no individual will receive more than 25% of the shares or options awarded and non-employee directors will receive no more than 5% individually, or 30% in the aggregate, of the shares or options under the Incentive Plan.

         Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the approval of the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SECURITY OF PENNSYLVANIA FINANCIAL CORP. 1999 STOCK-BASED INCENTIVE PLAN.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

         The Company's Board of Directors has appointed Parente, Randolph, Orlando, Carey & Associates to be its independent accountants for the Association and the Company for the fiscal year ending June 30, 2000, subject to ratification of such appointment by the stockholders. Representatives of Parente, Randolph, Orlando, Carey & Associates will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted "FOR" ratification of the appointment of Parente, Randolph, Orlando, Carey & Associates as the independent accountants of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PARENTE, RANDOLPH, ORLANDO, CAREY & ASSOCIATES AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.


                             ADDITIONAL INFORMATION

Stockholder Proposals

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2000 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than May 20, 2000. If such Annual Meeting is held on a date more than 30 calendar days from October 25, 1999, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

         The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF RECORD UPON WRITTEN REQUEST TO NANCY LATOFF, SECURITY OF
PENNSYLVANIA  FINANCIAL  CORP.,  31 WEST BROAD  STREET,  HAZLETON,  PENNSYLVANIA
18201.

                                              By Order of the Board of Directors

                                              /s/Nancy Latoff

                                              Nancy Latoff
                                              Corporate Secretary

Hazleton, Pennsylvania
September 17, 1999


            YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
              PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
              MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
               RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                   APPENDIX A
                    SECURITY OF PENNSYLVANIA FINANCIAL CORP.
                         1999 STOCK-BASED INCENTIVE PLAN

1.       DEFINITIONS

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Association" means Security Savings Association of Hazleton.

         (c) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (d) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Holding Company or the Association shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Holding Company within the meaning of the Home Owners' Loan Act of 1933, as amended, the Federal Deposit Insurance Act, and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Association or the Holding Company representing 20% or more of the Association's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Association purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Holding Company or similar transaction occurs or is effectuated in which the Association or Holding Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or
consolidation   of  the  Holding  Company  or  Association   with  one  or  more
corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Association or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Association or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means December 31, 1999, but only if, prior to such date, the Plan is approved by the Holding Company's shareholders. The Plan will be so approved if at an annual or special meeting of shareholders held prior to such date a quorum is present and the votes of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

                  (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

                  (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                  (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

         Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means Security of Pennsylvania Financial Corp.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z) "Stock Award" means an Award  granted to a Participant  pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 222,180, which number shall not exceed 14% of the shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in
Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 158,700 which number shall not exceed 10% of the shares of Common Stock as of the Effective Date. The maximum number of the shares reserved for Stock Awards is 63,480 which number shall not exceed 4% of the shares of Common Stock as of the Effective Date. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non- Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Security Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (h) Acceleration Upon a Change in Control. In the event of a Change in Control all Non- Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non- Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

         (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions), within 10 days of such disposition.

8.        STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (e) Termination of Employment or Service (Disability or death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (g) Acceleration Upon a Change in Control. In the event of a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Security of Pennsylvania Financial Corp. or its Affiliates. A
                  copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Security of Pennsylvania Financial Corp. located at 31 W. Broad Street, Hazleton, Pennsylvania 18201.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement.
The Common Stock may be issued without cash consideration.

         (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.      DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.       METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required approval by the Office of Thrift Supervision.

15.      TAXES

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.      EFFECTIVE DATE OF PLAN

         The Plan shall become effective on December 31, 1999, but only if, prior to such date, the Plan is approved by the Holding Company's stockholders. The Plan will be so approved if at an annual or special meeting of stockholders held prior to such date a quorum is present and the votes of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote on such matter shall be cast in favor of its approval. If the Plan is not approved by stockholders in accordance with IRS regulations, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-Statutory Stock Options and any Award intended to comply with Section 162(m) of the Code shall not comply with Section 162(m) of the Code.

19.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Association is not the surviving entity, the Board of Directors of the Holding Company and/or the Association, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

                  (i) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

                  (ii) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or, only if the Committee determines that neither of the alternatives set forth in clauses (i) or (ii) are legally available,

                  (iii) Replace the Awards with a cash payment under an incentive plan, program, or other arrangement of the successor entity that preserves the economic value of the Awards and makes any such cash payment subject to the same vesting or exercisability schedule applicable to such Awards.

         The determination of comparability of Awards offered by a successor entity under clause (ii) of above shall be made by the Committee, and the Committee's determination shall be conclusive and binding.

                                 REVOCABLE PROXY
                    SECURITY OF PENNSYLVANIA FINANCIAL CORP.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF STOCKHOLDERS

                    October 25, 1999 - 3:00 p.m. Eastern Time

           This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby appoints the official proxy committee of the Board of Directors of Security of Pennsylvania Financial Corp. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on October 25, 1999, at 3:00 p.m. Eastern Time, at the main office of Security Savings Association of Hazleton, 31 W. Broad Street, Pennsylvania and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with):

   Richard C. Laubach and John J. Raynock

   [   ] For        [   ] Withhold      [   ] For All Except

INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. The approval of the Security of Pennsylvania Financial Corp. 1999 Stock-Based Incentive Plan.

   [   ] For        [   ] Against       [   ] Abstain

3. The ratification of the appointment of Parente, Randolph, Orlando, Carey & Associates as independent auditors of Security of Pennsylvania Financial Corp. for the year ending June 30, 2000.

   [   ] For        [   ] Against       [   ] Abstain

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxy committee in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                         Please be sure to sign and date
                          this Proxy in the box below.


                         -----------------------------
                                      Date

                         -----------------------------
                             Stockholder sign above

                         -----------------------------
                          Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.

                    SECURITY OF PENNSYLVANIA FINANCIAL CORP.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated September 17, 1999 and of the Annual Report to Stockholders.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.